DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------

EQUITY INVESTOR FUND          The objective of each of these Defined Funds is
FOCUS SERIES                  capital appreciation by investing for a period of
HEALTH CARE PORTFOLIO 3       about two years in a portfolio consisting of
FINANCIAL PORTFOLIO 2         common stocks in the health care or financial
(UNIT INVESTMENT              sector. These stocks are considered by analysts in
TRUSTS)                       the Merrill Lynch Global Research and Economics
------------------------------group to be among the most attractive in the health care and financial sectors.
                              The Portfolios are designed for investors who want to invest a portion of their equity portfolio in the health care or financial sector, with the opportunity to change the focus of their equity investment by exchanging their units into units of certain other equity Defined Funds at a reduced sales charge if their views on their investment change. The Portfolios are not appropriate investments for investors seeking preservation of capital or a high level of current income. Since all of the stocks in each Portfolio are in a single sector, the Portfolios are not designed to be a complete equity investment program.
                              The value of units will fluctuate with the value of the common stocks in the applicable Portfolio and there can be no assurance that the Portfolios will achieve their objective.
                              You may invest in Units of one or both Portfolios.
                              Minimum purchase: $250 per Portfolio.


                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-221-7771.
Merrill Lynch,                 Prospectus dated April 9, 1998.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.
Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.
Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:
  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios
The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------
PUBLIC OFFERING PRICE PER 1,000 UNITS                 $1,000.00
The Public Offering Price as of April 8, 1998, the business day prior to the initial date of deposit, is based on the aggregate value of the underlying securities and any cash held to purchase securities, divided by the number of units outstanding times 1,000, plus the initial sales charge. Units offered on the Initial Date of Deposit will also be priced at $1,000 per 1,000 Units although the aggregate value of the underlying securities, cash amount and number of Units may vary. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.
SALES CHARGES
You will pay an initial sales charge of about 1.0%. In addition, seven monthly deferred sales charges of $2.50 per 1,000 units ($17.50 annually) will be deducted from the Portfolio's net asset value each year of the Portfolio's two-year life (September 1, 1998 through March 1, 1999 and May 1, 1999 through November 1, 1999). This deferred method of payment keeps more of your money invested over a longer period of time. The sales charge is reduced on purchases of $50,000 or more as shown in Part B. (See How To Buy Units--Public Offering Price.) If you exchange units for units of another Focus or Select Series or certain other Equity Investor Series or roll the proceeds of your investment into a new portfolio, you will not be subject to the 1.0% initial charge. Although these are unit investment trusts rather than mutual funds, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay. On a $1,000 investment for 1,000 Units, you will pay the following charges:

                                                          As a %
                                                   of Initial Public
                                                   Offering Price
                                                   -----------------
Initial Sales Charge                                        1.00%
Deferred Sales Charge per Year                              1.75%
Maximum Sales Charge                                        4.50%
Maximum Sales Charge on Reinvested Dividends
     Health Care Portfolio                                  2.50%
     Financial Portfolio                                    3.50%

REDEEMING OR SELLING YOUR INVESTMENT
You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of April 8, 1998 was $972.50 per 1,000 units ($27.50 per 1,000 units less than the Public Offering Price). This price reflects deductions of the annual deferred sales charge which declines over each year of the Portfolio ($17.50 initially). If you redeem or sell your units before March 1, 1999, you will pay only the balance of any deferred sales charge remaining for the first year. If you redeem or sell your units on or after May 1, 1999, you will pay the remaining balance of the deferred sales charge for the second year. After the initial offering period, the repurchase and cash redemption prices for units may be reduced to reflect the estimated costs of liquidating securities to meet the redemption. If you reinvest in a new portfolio, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.
REINVESTMENT OPTION
You can elect to automatically reinvest your distributions into additional units of a Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

EXCHANGE OPTION
You may exchange your units of these Portfolios for units of any other Focus or Select Series, or certain selected Equity Investor Series, any time prior to termination of these Portfolios. If you continue to hold your units, when these Portfolios are about to be liquidated you may have the option to roll your proceeds into the next Focus Series, if one is available. If you notify your financial professional by April 5, 2000, for the Financial Portfolio and by April 6, 2000, for the Health Care Portfolio, your units will be redeemed and your proceeds will be reinvested in units of the next Portfolio, if available. If you decide not to roll over your proceeds, you will receive a cash distribution after termination. Of course you can sell or redeem your Units at any time prior to termination.
TAXES
Distributions which are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes in Part B).
Noncorporate investors who have held their units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these units. Certain dividends from the Portfolio may be designated as either 20% or 28% distributions, which individual investors may be entitled to treat as long-term gain in the 20% or 28% groups respectively.
Foreign investors should be aware that distributions will generally be subject to information reporting and withholding taxes. (See Taxes in Part B.)
TAX BASIS REPORTING
The proceeds received when you sell your investment will reflect the deduction of the deferred sales charge. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you (not including the deferred sales charge.) Accordingly, you should not increase your basis in your units by the deferred sales charge.
MANDATORY TERMINATION DATE
The Portfolios will terminate by May 5, 2000. The final distribution will be made within a reasonable time afterward. A Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. SPONSOR'S PROFIT OR LOSS
The Sponsor's profit or loss from each Portfolio will include the receipt of applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units, a gain or loss on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Sponsor's and Underwriters' Profits in Part B).
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------
Each Portfolio is concentrated in common stocks of issuers in a single industry and is therefore subject to certain risks associated with that industry. The Portfolios are not designed to be a complete equity investment program. (See Risk Factors in Part B.) The Portfolios are not appropriate for investors who are unable or unwilling to assume the risk involved generally with an equity investment and who are seeking preservation of capital or high current income. There can be no assurance that a Portfolio will meet its objective over its two-year life or that Merrill Lynch research analysts will continue to recommend investment in the healthcare and financial sectors or in a Portfolio's stocks over the Portfolio's two-year life.
Unlike a mutual fund, the Portfolios are not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer, changes in research analysts' opinions or any market movement in the price of a security will not require the sale of securities from a Portfolio or mean that the Sponsor will not continue to purchase the security in order to create additional Units; however, the Sponsor may instruct the Trustee to sell securities under certain limited circumstances. (See Portfolio Supervision in Part B.)
Unit price fluctuates with the value of a Portfolio, which could be affected by changes in the financial condition of the issuers, changes in the relevant industry, the impact of the Sponsor's purchase and sale of securities for the Portfolio, movements in stock prices generally and other factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. (See Risk Factors in Part B.)

----------------------------------------------------------------
Defining Your Health Care
Portfolio
----------------------------------------------------------------
The Portfolio contains 27 common stocks in the health care sector selected by the Sponsor for capital appreciation. At the end of approximately two years the Portfolio will be liquidated and a new Focus Portfolio may be selected. The Sponsor reserves the right, however, not to offer a new portfolio.
The common stocks in the Portfolio are considered by the Merrill Lynch Global Research and Economics group to be among the most attractive in the health care sector. (See Portfolio Description in Part B.)
If your view of the health care sector changes you may exchange Units of this Portfolio for Units of other Focus or Select Series or certain other Selected Equity Investor Series.
The Portfolio is concentrated in stocks of pharmaceutical companies. Based upon the principal business of each issuer and current market values, the following health care industry groups are represented in the Portfolio:
                                                                     APPROXIMATE
                                       PORTFOLIO PERCENTAGE
  / / Pharmaceuticals                                                        26%
  / / Biotechnology                                                           15
/ / Medical Technology                                                        14
/ / Health Maintenance Organizations                                          12
/ / Specialty Services                                                        11
/ / Hospital Management                                                        8
/ / Long Term Care                                                             7
/ / Physician Practice Management                                              4
/ / Medical Information Systems                                                3
ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                         As a %        Amount per
                                  of Net Assets       1,000 Units
                                  -----------------  --------------
Trustee's Fee                              .091%       $     0.90
Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                     .045%       $     0.45
Organizational Expenses                    .144%       $     1.43
Other Operating Expenses                   .050%       $     0.49
                                  -----------------  --------------
TOTAL                                      .330%       $     3.27

This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states, and the initial audit of the Portfolio--as is common for mutual funds.
COSTS OVER TIME
You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $31        $75       $122        $250

Although the Portfolio has a term of only two years and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the investment is rolled over into a new portfolio subject only to the deferred sales charge and fund expenses.
The example assumes reinvestment of any dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.
Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. The cost of liquidating Securities to meet redemptions is currently estimated at $0.85 per 1,000 units.
ANNUAL INCOME DISTRIBUTIONS
You will receive distributions of any dividend income, net of expenses, on the 25th day of December 1998 and December 1999, if you own Units on the 10th of those months.
In order to meet certain tax requirements, a special distribution of income including capital gains may be declared for investors of record as of a date in December, which special distribution will generally be paid after the end of the Trust's taxable year.

--------------------------------------------------------------------------------
                         Defined Health Care Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund
Focus Series
Health Care Portfolio 3                                            April 9, 1998
Defined Asset Funds


                                                       NUMBER OF      PERCENTAGE         PRICE
                                     TICKER            SHARES OF     OF PORTFOLIO      PER SHARE           COST
NAME OF ISSUER                       SYMBOL          COMMON STOCK         (1)         TO PORTFOLIO   TO PORTFOLIO (2)
---------------------------------------------------------------------------------------------------------------------

1. Abbott Laboratories               ABT                     200             3.47%   $      75.8750  $      15,175.00
2. Alza Corporation                  AZA                     350             3.62           45.2500         15,837.50
3. Boston Scientific Corporation     BSX                     250             3.94           69.0000         17,250.00
4. Bristol-Meyers Squibb Company     BMY                     150             3.57          104.0625         15,609.38
5. Centocor, Inc.                    CNTO                    400             3.74           40.9375         16,375.00
6. Elan Corporation*                 ELN                     250             3.54           62.0625         15,515.62
7. Eli Lilly and Company             LLY                     250             3.70           64.8125         16,203.12
8. Genentech, Inc.                   GNE                     250             4.00           70.1250         17,531.25
9. Genesis Health Ventures, Inc.     GHV                     600             3.61           26.3750         15,825.00
10. Guidant Corporation              GDT                     200             3.38           73.8750         14,775.00
11. HBO & Company                    HBOC                    250             3.38           59.2500         14,812.50
12. Health Care and Retirement
     Corporation                     HCR                     400             3.99           43.6250         17,450.00
13. Health Management Associates     HMA                     550             3.72           29.6250         16,293.75
14. Healthsouth Corporation          HRC                     600             3.93           28.6875         17,212.50
15. Humana, Inc.                     HUM                     650             3.93           26.5000         17,225.00
16. IDEC Pharmaceuticals
     Corporation                     IDPH                    400             3.75           41.0000         16,400.00
17. Johnson & Johnson                JNJ                     200             3.37           73.6875         14,737.50
18. MedImmune, Inc.                  MEDI                    300             3.70           54.0000         16,200.00
19. Omnicare, Inc.                   OCR                     400             3.50           38.2500         15,300.00
20. Pfizer, Inc.                     PFE                     150             3.38           98.7500         14,812.50
21. PhyCor, Inc.                     PHYC                    750             3.72           21.6875         16,265.62
22. Schering-Plough Corporation      SGP                     200             3.76           82.2500         16,450.00
23. Tenet Healthcare Corporation     THC                     450             3.93           38.2500         17,212.50
24. Total Renal Care Holdings        TRL                     500             3.56           31.1250         15,562.50
25. United Healthcare Corporation    UNH                     250             3.92           68.6875         17,171.88
26. Warner-Lambert Company           WLA                     100             4.05          177.4375         17,743.75
27. Wellpoint Health Networks Inc.   WLP                     250             3.84           67.1875         16,796.88
                                                                    ---------------                  ----------------
                                                                           100.00%                   $     437,743.75
                                                                    ---------------                  ----------------
                                                                    ---------------                  ----------------

------------------------------------
(1) Based on Cost to Portfolio.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on April 8, 1998, the initial date of deposit. The value of the securities on any subsequent date will vary. Loss to the Sponsor on deposit of the Securities was $360.00.
 * American Depositary Receipts (see Risk Factors--Foreign Issuers in Part B.)
                      ------------------------------------
The securities were acquired on April 8, 1998 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or comanager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

----------------------------------------------------------------
Defining Your Financial
Portfolio
----------------------------------------------------------------
The Portfolio contains 30 common stocks in the financial sector selected by the Sponsor for capital appreciation. At the end of approximately two years the Portfolio will be liquidated and a new Focus Portfolio may be selected. The Sponsor reserves the right, however, not to offer a new portfolio.
The common stocks in the Portfolio are considered by the Merrill Lynch Global Research and Economics group to be among the most attractive in the financial sector. (See Portfolio Description in Part B.)
If your view of the financial sector changes you may exchange Units of this Portfolio for Units of other Focus or Select Series or certain other Selected Equity Investor Series.
The Portfolio is concentrated in stocks of banks and financial services companies. Based upon the principal business of each issuer and current market values, the following financial industry groups are represented in the
Portfolio:
                                             APPROXIMATE
                                       PORTFOLIO PERCENTAGE
/ / Banks                                       30%
/ / Financial Services                          26
/ / Property & Casualty Insurance               14
/ / Life & Annuity Insurance                    10
/ / Equity REITs                                10
/ / Thrifts                                     10
ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                         As a %        Amount per
                                  of Net Assets       1,000 Units
                                  -----------------  --------------
Trustee's Fee                              .087%       $     0.86
Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                     .045%       $     0.45
Organizational Expenses                    .071%       $     0.71
Other Operating Expenses                   .025%       $     0.24
                                  -----------------  --------------
TOTAL                                      .228%       $     2.26

This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states, and the initial audit of the Portfolio--as is common for mutual funds.
COSTS OVER TIME
You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $30        $72       $116        $240

Although the Portfolio has a term of only two years and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the investment is rolled over into a new portfolio subject only to the deferred sales charge and fund expenses.
The example assumes reinvestment of any dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.
Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. The costs of liquidating securities to meet the redemptions is currently estimated at $0.90 per 1,000 units.
QUARTERLY INCOME DISTRIBUTIONS
You will receive distributions of any dividend income, net of expenses, on the 25th day of June, September, December and February commencing June 25, 1998, if you own Units on the 10th of those months.
In order to meet certain tax requirements, a special distribution of income including capital gains may be declared for investors of record as of a date in December, which special distribution will generally be paid after the end of the Trust's taxable year.

--------------------------------------------------------------------------------
                          Defined Financial Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund
Focus Series
Financial Portfolio 2                                              April 9, 1998
Defined Asset Funds


                                                     NUMBER OF
                                                     SHARES OF                        PRICE
                                     TICKER           COMMON       PERCENTAGE       PER SHARE           COST
NAME OF ISSUER                       SYMBOL            STOCK     OF PORTFOLIO(1)   TO PORTFOLIO   TO PORTFOLIO (2)
------------------------------------------------------------------------------------------------------------------

1. Affiliated Managers Group, Inc.   AMG                   400            3.21%   $      34.7500  $      13,900.00
2. Allstate Corporation              ALL                   150            3.25           93.6875         14,053.12
3. The Bank of New York Company,
     Inc.                            BK                    250            3.63           62.8125         15,703.12
4. Capital One Financial
     Corporation                     COF                   150            2.99           86.3125         12,946.87
5. Chubb Corporation                 CB                    200            3.72           80.5000         16,100.00
6. Citicorp                          CCI                   100            3.81          164.8750         16,487.50
7. CMAC Investment Corporation       CMT                   250            3.66           63.3125         15,828.13
8. FirstPlus Financial Group, Inc.   FP                    300            3.20           46.1875         13,856.25
9. Fleet Financial Group, Inc.       FLT                   150            2.92           84.2500         12,637.50
10. Franklin Resources, Inc.         BEN                   250            3.10           53.5625         13,390.63
11. Golden State Bancorp Inc.        GSB                   350            3.30           40.8125         14,284.38
12. Golden West Financial
     Corporation                     GDW                   150            3.30           95.0625         14,259.38
13. Household International, Inc.    HI                    100            3.23          139.6875         13,968.75
14. MBNA Corporation                 KRB                   400            3.34           36.0625         14,425.00
15. Mellon Bank Corporation          MEL                   200            3.10           66.9375         13,387.50
16. National Commerce
     Bancorporation                  NCBC                  350            3.48           43.0000         15,050.00
17. NationsBank Corporation          NB                    200            3.43           74.2500         14,850.00
18. Newcourt Credit Group Inc.+      NCT                   300            3.47           50.0625         15,018.75
19. Norwest Corporation              NOB                   350            3.34           41.2500         14,437.50
20. Post Properties, Inc.            PPS                   350            3.31           40.9375         14,328.13
21. Protective Life Corporation      PL                    450            3.56           34.2500         15,412.50
22. Republic New York Corporation    RNB                   100            3.14          136.0000         13,600.00
23. Security Capital Group
     Incorporated (Class B)          SCZ/B                 500            3.58           30.9375         15,468.75
24. Security Capital Pacific Trust   PTR                   650            3.43           22.8125         14,828.13
25. Torchmark Corporation            TMK                   300            3.27           47.1250         14,137.50
26. Travelers Property Casualty
     Corp.                           TAP                   350            3.54           43.7500         15,312.50
27. U.S. Bancorp                     USB                   100            2.87          124.2500         12,425.00
28. UNUM Corporation                 UNM                   250            3.19           55.1250         13,781.25
29. Vesta Insurance Group, Inc.      VTA                   250            3.26           56.3750         14,093.75
30. Washington Mutual, Inc.          WAMU                  200            3.37           72.9063         14,581.25
                                                                 ---------------                  ----------------
                                                                        100.00%                   $     432,553.14
                                                                 ---------------                  ----------------
                                                                 ---------------                  ----------------

------------------------------------
(1) Based on Cost to Portfolio.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on April 8, 1998, the initial date of deposit. The value of the securities on any subsequent date will vary. Loss to the Sponsor on deposit of the Securities was $377.50
+ This is a Canadian corporation. The current annual dividends per share, if any, will be subject to withholding tax.
                      ------------------------------------
The securities were acquired on April 8, 1998 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or comanager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                       REPORT OF INDEPENDENT ACCOUNTANTS
The Sponsor, Trustee and Holders of Equity Investor Fund, Focus Series, (Health Care Portfolio 3 and Financial Portfolio 2), Defined Asset Funds (the 'Portfolios'):
We have audited the accompanying statements of condition and the related portfolios included in the prospectus of the Portfolios as of April 9, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of the irrevocable letters of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Portfolios as of April 9, 1998 in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, N.Y.
April 9, 1998
                  STATEMENTS OF CONDITION AS OF APRIL 9, 1998
TRUST PROPERTY

                                                             HEALTH CARE              FINANCIAL
                                                              PORTFOLIO               PORTFOLIO
                                                         --------------------    --------------------

Investments--Contracts to purchase Securities(1).........$         437,743.75    $         432,553.14
Organizational Costs(2)..................................           57,200.00               77,550.00
                                                         --------------------    --------------------
           Total.........................................$         494,943.75    $         510,103.14
                                                         --------------------    --------------------
                                                         --------------------    --------------------
LIABILITY AND INTEREST OF HOLDERS
  Accrued Liability(2)...................................$          57,200.00    $          77,550.00
                                                         --------------------    --------------------
  Subtotal...............................................$          57,200.00    $          77,550.00
                                                         --------------------    --------------------
Interest of Holders of fractional undivided interest
  outstanding (Health Care Portfolio -- 442,165 Units,
  Financial Portfolio -- 436,922 Units)(3):
  Cost to investors(4)...................................$         442,165.00    $         436,922.00
  Gross underwriting commissions(5)......................           (4,421.25)              (4,368.86)
                                                         --------------------    --------------------
  Subtotal...............................................$         437,743.75    $         432,553.14
                                                         --------------------    --------------------
           Total.........................................$         494,943.75    $         510,103.14
                                                         --------------------    --------------------
                                                         --------------------    --------------------

---------------
           (1) Aggregate cost to each Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on April 8, 1998. The contracts to purchase securities are collateralized by irrevocable letters of credit which have been issued by DBS Bank, New York Branch, in the amount of $871,034.39 and deposited with the Trustee. The amount of the letters of credit includes $870,296.89 for the purchase of securities.
           (2) This represents a portion of each Portfolio's organizational costs, which will be deferred and amortized over the life of the Portfolio. Organizational costs have been estimated based on projected total assets of $150 million. To the extent a Portfolio is larger or smaller, the estimate may vary.
           (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in these statements of condition, the number of Units offered on the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price.
           (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on April 8, 1998.
           (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $17.50 per 1,000 Units is payable each year ($2.50 per 1,000 Units monthly September 1 1998 - March 1 1999 and May 1 1999 - November 1, 1999). Distributions will be made on behalf of investors to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
    EQUITY INVESTOR FUND FOCUS SERIES, HEALTH CARE AND FINANCIAL PORTFOLIOS
          FURTHER INFORMATION REGARDING THE PORTFOLIOS MAY BE OBTAINED WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.
                                     INDEX

                                                    PAGE
                                                   -----
     PORTFOLIO DESCRIPTION.........................    1
     RISK FACTORS..................................    2
     HOW TO BUY UNITS..............................    7
     HOW TO REDEEM OR SELL UNITS...................    8
     EXCHANGE OPTION...............................    9
     INCOME, DISTRIBUTIONS AND REINVESTMENT........   10
     PORTFOLIO EXPENSES............................   11
     TAXES.........................................   11
     RECORDS AND REPORTS...........................   13
     TRUST INDENTURE...............................   14
     MISCELLANEOUS.................................   14
     SUPPLEMENTAL INFORMATION......................   16

PORTFOLIO DESCRIPTION
     These Portfolios seek capital appreciation by acquiring and holding for about two years certain equity securities of companies in the health care and financial industries, respectively. The Securities were identified by the Merrill Lynch Global Research and Economics group as among the most attractive stocks in various groups within the health care and financial sectors. The Merrill Lynch Global Research and Economics group concentrates on specific companies by industry. The stocks were also reviewed by Defined Asset Funds for liquidity and market capitalization. Sales literature and advertising materials about the Portfolios may include descriptions of the issuers' business and opinions of Merrill Lynch research analysts about the stocks selected. These materials may also describe characteristics of the Global Research and Economics group and its reputation.
     Investors should be aware that a Portfolio may not be able to buy each Security at the same time because of availability of the Security, any purchase restrictions applicable to the Portfolio relating to the purchase of the security by reason of the federal securities laws or otherwise. Any monies allocated to the purchase of a Security will generally be held for the purchase of the Security.
     The deposit of the Securities in each Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. Following the initial date of deposit the Sponsor may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.
     Additional Units of each Portfolio may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, a Portfolio will try to purchase Securities as close to the evaluation time or at prices as close to the evaluated prices as possible. A Portfolio may also enter into program trades with unaffiliated broker/dealers, which may have the effect of increasing brokerage commissions, while reducing market risk.

PORTFOLIO SUPERVISION
     The Portfolios follow an investment strategy that buys stocks and generally holds them for two years, in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. While the Portfolios are not actively managed, they are regularly reviewed and evaluated and Securities may be sold in the case of adverse developments concerning a Security, including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, or a decline in the price or the occurrence of other market or credit factors that might make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable a Portfolio to make distributions of the Portfolio's capital gain net income or desirable in order to maintain the qualification of the Portfolio as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In selling Securities a Portfolio will attempt to minimize any current tax liability for current investors. The Sponsor is also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities, including U.S. Treasury Securities. A Portfolio may continue to hold a Security and purchase additional shares even though the research analyst's opinion or the assessment of a Security or sector may have changed or subsequent to the initial date of deposit a Security may no longer satisfy the Portfolio's selection criteria. RISK FACTORS
     An investment in a Portfolio entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general are susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that a Portfolio will be effective in achieving its objective over its two-year life or that any future portfolios selected through this process during consecutive periods would meet their objectives. The Portfolios are not designed to be a complete investment program.
THE HEALTH CARE INDUSTRY
     The companies represented in the Health Care Portfolio face numerous risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures and competition. As a result, they may not be able to raise prices for their products or services, or may experience price declines. They are required to spend vast amounts of capital to keep pace with technological innovation. These constraints affect the various health care sectors in the Portfolio in specific ways. Strategic alliances are being formed by pharmaceutical companies, biotechnology companies, medical technology companies, HMOs and hospitals as well as other health care companies to reduce costs and benefit from economies of scale. The inability to form these alliances on favorable terms or to compete with other alliances could adversely affect a company's profits and the price of its securities.
     Many problems faced by pharmaceutical companies, biotechnology companies and medical technology companies typify those faced by the health care industry in general. These companies are regulated by the federal Food and Drug Administration (the 'FDA'). The FDA regulates the development, manufacture and marketing of all drugs and medial products. Before a product can be sold it must receive FDA approval, a long and very costly process. The cost of marketing a drug is increasing while at the same time it is becoming increasingly difficult to recoup that cost. Future trends in drug pricing remain unclear. HMOs and other third-party payors are gaining power and demanding larger discounts. Pharmaceutical companies must devote large amounts of risk capital to research and development in order to develop new and unique drugs with patent protection from generic substitutes and other competitors. Pharmaceutical companies, biotechnology companies and medical technology companies also face the risk of large product liability suits and consequently expensive liability insurance. Moreover, several pharmaceutical companies are currently involved in litigation in connection with alleged price fixing. Finally, technological change is becoming increasingly rapid and products tend to become obsolete more quickly than before.
     Medical technology companies face the risk that hospitals will reduce spending on supplies and devices to maximize profits. (See Health Care Reform below.) Medical technology companies must invest significant capital in research and development to remain competitive. Hospitals are also increasingly demanding discounts and that pressure may continue to grow as hospitals consolidate.
     Hospital management companies are subject to extensive regulation on federal, state and local levels. Many states require hospital management companies to submit their financial statements for review and some even regulate the rates they charge. When treatment costs are reimbursed by third parties such as Medicare or Medicaid, hospitals have to work within the discipline of the prospective payment system and also face more specific cost-containment measures. Many hospital management companies have recently consolidated. The success of the consolidated companies is dependant upon the ability to successfully integrate management and policy to take advantage of economies of scale. The effort to reduce costs has resulted in a movement away from more expensive inpatient treatment to treatment on an out-patient basis or in specialized facilities. The increase in managed care facilities has significantly decreased the demand for traditional hospital care. This has reduced bed-occupancy rates in the large general hospitals and affected revenues adversely.
     Hospitals may be adversely affected by competitive pressure to consolidate. There can be no assurance that hospitals will be able to make profitable acquisitions. Hospitals may be subject to federal, state or insurer inquiries or investigations, which may lead to sanctions. Hospitals also face the risk of large liability suits and must carry expensive liability insurance and maintain loss reserves, which may not be sufficient to cover claims. To the extent hospital management companies are adversely impacted by any of the foregoing, services companies and medical technology companies would also be affected adversely.
     While the biotechnology companies in the Portfolio are among the more established in their field, the biotechnology industry in general is an emerging growth industry. They are regulated by the FDA to the same extent as traditional pharmaceutical companies. As emerging growth companies, they may be thinly capitalized and more susceptible to general market fluctuations than companies with greater capitalization. Earnings are generally retained to finance the company's expansion and thus no dividends may be paid and additional capital may be required to market new products on a commercial basis. The biotechnology companies may also be dependent for their revenues upon only a few products and upon larger pharmaceutical companies (who may be their competitors) to produce and market their products. This dependence upon a limited range of products increases the problems that would be caused by product obsolescence, a risk that is greater in a rapidly developing area like biotechnology.
     HMOs are subject to federal and state regulation which adds to the cost of health care coverage. Specifically, states are beginning to raise concern about how HMOs try to control pharmaceutical costs. Most states require HMOs to provide periodic financial reports and some even require HMOs to maintain minimum reserve requirements. In 1998, 21 states will decide whether consumers should be allowed to sue managed-care plans for not providing the proper degree of care or for bad medical decisions made by the plan's employees. HMOs are paid a fixed membership fee. HMOs are turning to 'capitation,' where they contract to provide services for a certain population for a set price, regardless of whether or not the service is provided. Depending on the negotiated provisions of the contract, costs in excess of set fees may be borne either by the HMO or the health care provider. HMOs run the risk that inflation, epidemics, lack of financial controls among professional staff and the need to acquire new technology will increase treatment costs and erode profits.
     Physician practice management companies have been consolidating to improve their competitive position. The combinations have often not been as successful as projected.
     Health Care Reform. A number of legislative proposals concerning health care have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentive for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. It is not possible to predict the effect of any of these proposals if enacted.
THE FINANCIAL INDUSTRY
     The companies represented in the Financial Portfolio may be subject to extensive governmental regulation which may limit both the amount and types of loans and other financial commitments they can make as well as the interest rates and other fees they can charge. The following sectors are represented in the Portfolio:
     Banking. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation. The activities of U.S. banks and bank holding companies are subject to comprehensive federal and state regulation which is expected to continue to change over the life of the Portfolio. Federal regulators impose restrictions on dividend payment policies, allowances for loan losses and transactions between banks and their parent holding companies. In addition, federal regulators require banks and thrifts to maintain minimum capital requirements; to the extent additional equity is issued to meet the requirements, outstanding equity holdings will be diluted. Recent changes in federal and state regulations which will permit greater consolidation and branching within the industry may lead to increased competition among larger bank complexes. Legislation is currently being considered which would reduce the separation between commerical and investment banking businesses. The enactment of any new legislation or regulations, or any change in interpretation or enforcement of existing laws or regulations, may affect the profitablity of participants in the banking industry.
     The banking industry is particularly susceptible to downturns in economic conditions and volatility in political conditions as well as fiscal or monetary policies of governmental units. Banking operations depend heavily on the availability and cost of capital, and are highly sensitive to interest rate levels.
     Banks are subject to substantial competition from other banking and thrift institutions and from other financial service institutions for deposits, as well as corporate and retail customers. To the extent a bank's portfolio is concentrated in assets related to a particular industry or geographic region, the bank's operating results will be subject to additional risks associated with that industry or region. Loan portfolios of banks have been adversely affected by depressed conditions in certain markets, including real estate, agriculture and energy. Profitability, therefore, is subject to significant fluctuation. Banks are also exposed to the risks of a deflationary economy, which may diminish the value of a bank's direct investments and contribute to loan defaults if the value of secured property or other collateral for loans declines.
     Thrifts. The thrift industry is generally subject to similar risks as the banking industry, including, interest rate changes, credit risks and regulatory risks. Such risks may have different effects on the thrift industry because of differences in the general composition of their loan portfolios. The loan portfolios of thrifts, therefore, may be less diversified than bank portfolios and have a greater concentration in real estate, consumer and small business loans. The loan portfolios of thrifts may also be concentrated in the geographic area in which they are located. Local market conditions, particularly if the economic base of the area depends on a depressed industry, may have adverse effects on the financial condition of thrifts. The enactment of any new legislation or regulations, or any change in interpretation or enforcement of existing laws or regulations, may affect the profitability of participants in the thrift industry. No assurance can be given as to what form any legislation or regulation would take, if enacted, or what effects any new legislation or regulation would have on the thrift industry.
     Insurance. Insurance companies are subject to extensive regulation and supervision by state insurance commissioners who regulate the standards of solvency, the nature of and limitations on investments, reports of financial condition, and reserve requirements for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business. Insurance companies are also affected by state and federal judicial and regulatory decisions that redefine risk exposure in areas such as products liability, workers' compensation and disability benefits. Developments in these areas may reduce short-term profitability of certain lines of insurance, but long-term effects may be minimized through revision of coverage and policy terms. Insurance companies' profitability depends largely on actuarial assumptions based on past experience and on the investment returns on reserve and surplus funds. The occurrence of certain significant and unforeseen events may therefore have an adverse effect on the financial condition of insurance companies. Certain types of insurance, such as property and casualty insurance, may be impacted by natural catastrophes or environmental and asbestos claims under decades-old policies or similar events. In addition, insurance companies are affected by real estate and equity market returns, interest rate levels, economic conditions and price and marketing competition. Deregulation of the financial services industry may result in greater diversification of products offered by financial services companies amd expose insurance companies to increased competition.
     Financial Services. The financial services industry includes credit card issuers, asset management companies and companies that provide private mortgage insurance, home equity loans, point-of-sale loans for various durable goods and other consumer and commercial loans. Companies in the credit card and certain other businesses are subject to the demands of a competitive market, including increased use of solicitations, target marketing and pricing competition. Because of increased competition, some credit card issuers have pursued customers with lower credit quality and have experienced rising delinquency rates. Profitability for credit card issuers is largely dependent on the ability to generate new receivables as well as on their continued ability to fund themselves by asset securitization, the level of delinquencies and losses and pricing power. Social, legal and economic factors, including inflation, unemployment levels and interest rates, may result in changes in market demand, credit use and payment patterns of customers. No assurance can be given as to what effect these factors may have on the credit card industry. Asset management companies also operate in a competitive environment and their profitability is dependent upon the performance of their funds relative to that of competing firms and to conditions in the equity and fixed income markets in general. Companies in other areas of the financial services industry are dependent on federal housing legislation and other laws and regulations that affect the demand for home equity loans and mortgage insurance. These companies are also subject to insurance laws and regulations in the jurisdictions where they do business. Future changes in laws or regulations relating to this industry may adversely affect market demand, restrict premium rates or otherwise impair transactions in this industry. Companies in this industry are exposed to credit risk and may be adversely affected by economic events such as national or regional economic recession, falling housing prices, rising unemployment rates and changes in interest rates.
     REITS. Real Estate Investment Trusts (REITs) are financial vehicles that make real estate investments. They generally have interests in income-producing real estate. Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors, general and local economic conditions, decline in real estate values, the financial health of tenants, maintenance cost, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction, changes in neighborhood values, and the unavailability of construction financing or mortgage loans at rates acceptable to developers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation and the market's perception of the REIT industry generally.
FOREIGN ISSUERS
     Investing in securities of foreign issuers involves risks that are different from investing in securities of domestic issuers. These risks may include future political and economic developments, the possibility of withholding taxes, exchange controls or other governmental restrictions on the payment of dividends, less publicly available information and the absence of uniform accounting, auditing and financial reporting standards, practices and requirements.
     American Depositary Shares and Receipts. Certain of the Securities in a Portfolio may have been purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefore (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs. The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities. LIQUIDITY
     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Portfolios may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Portfolio will be adversely affected if trading markets for the Securities are limited or absent.
LITIGATION AND LEGISLATION
     The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Portfolios, although pending litigation may have a material adverse effect on the value of Securities in a Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in a Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolios. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on a Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.
LIFE OF THE PORTFOLIOS; TERMINATION
     The size and composition of a Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in an exchange or rollover. The Portfolios will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. They will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. A Portfolio may also be terminated earlier by the Sponsor once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsor to terminate a Portfolio early, which will likely be made following the rollover, will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.
     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.
HOW TO BUY UNITS
     Units are available from the Sponsor at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of a Portfolio and other assets and liabilities of the Portfolio.
PUBLIC OFFERING PRICE
     Units are charged a combination of Initial and Deferred Sales Charges which will aggregate 2.75% of the public offering price for the first year ($17.50 Deferred Sales Charge plus an Initial Sales Charge of about 1.0%, totaling 2.75% of the public offering price) and approximately 1.75% for the second year. Because the annual Deferred Sales Charge is $17.50 per 1,000 Units in the second year regardless of the price you pay, the maximum sales charges expressed as a percentage of the public offering price will vary with the price you pay. For example, if you buy 1,000 Units for $1,050 (including an initial sales charge of $11.38) and hold the Units until termination, you will pay a total sales charge of $46.38 or 4.42% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $8.63), you would pay a total sales charge of $43.63 or 4.59% of the acquisition price.

     For quantity purchases of units of all Focus and Select Series and certain other selected Equity Investor Series by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages will apply (assuming a $1,000 public offering price for 1,000 Units):

                             INITIAL OFFER PERIOD SALES CHARGES                  CUMULATIVE SALES CHARGES
                             ----------------------------------------  ----------------------------------------
                                     AS % OF          AS % OF NET              AS % OF          AS % OF NET
AMOUNT PURCHASED             PUBLIC OFFERING PRICE  AMOUNT INVESTED    PUBLIC OFFERING PRICE  AMOUNT INVESTED
---------------------------  ---------------------  -----------------  ---------------------  -----------------

Less than $50,000..........             2.75%               2.778%                4.50%               4.712%
$50,000 to $99,999.........             2.50                2.519                 4.25                4.439
$100,000 to $249,999.......             2.00                2.005                 3.75                3.896
$250,000 to $999,999.......             1.75                1.750                 3.50                3.627
$1,000,000 or more.........             1.00                1.000                 2.75                2.828

     The annual Deferred Sales Charge is a charge of $17.50 per 1,000 units and is accrued in seven monthly installments each year of the Portfolio, in the months indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment in the first or second year will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind redemption, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code) of an investor.
     It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment in each year of a Portfolio. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability. In selling Securities the Portfolios will attempt to minimize any current tax liability for current investors.
     Employees of the Sponsor and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units subject only to the Deferred Sales Charge.
EVALUATIONS
     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsor nor the Trustee guarantees the enforceability, marketability or price of any Securities. NO CERTIFICATES
     All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').
HOW TO REDEEM OR SELL UNITS
     You can redeem your Units at any time for net asset value. In addition, the Sponsor has maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.
REDEEMING UNITS WITH THE TRUSTEE
     You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.
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     Within seven days after the receipt of your request containing any necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in a Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Portfolio assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Portfolio expenses and any remaining deferred sales charges for the current period, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Portfolio liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Portfolio of liquidating Securities to pay the redemption price.
     As long as the Sponsor is maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsor for net asset value. If the Sponsor is not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.
     If cash is not available in the Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor based on market and credit factors determined to be in the best interest of a Portfolio. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Portfolio. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Description), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in each Portfolio.
     Any investor owning Units representing Securities with a value of at least $250,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions may be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsor at any time upon prior notice to investors.
     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order. SPONSOR'S SECONDARY MARKET FOR UNITS
     The Sponsor, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in a Portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsor may discontinue the secondary market for Units without prior notice. Regardless of whether the Sponsor maintains a secondary market, you have the right to redeem your Units for net asset value, as described above.
EXCHANGE OPTION
     You may exchange Units for units of other Focus or Select Portfolios or certain other selected Equity Investor Series with one-or two-year terms and a combination of initial and deferred sales charges. Select and Focus Portfolios have a sales charge for first-time investors of 1% initially and annual deferred sales charges of $17.50 per 1,000 units. On exchanges, the initial sales charge is waived and units are acquired subject to any remaining deferred sales charges. Investors can also exchange units of those Portfolios and similar series of unaffiliated equity unit investment trusts for
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Fund Units, subject only to the Fund's remaining deferred sales charges. In the future, the Exchange Option may be extended to other series and types of trusts with similar sales charge structures.
     To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsor is maintaining a market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax adviser. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).
     As the Sponsor is not obligated to maintain a market in any series or to offer successor portfolios, there can be no assurance that units can be exchanged. The Exchange Option may be amended or terminated at any time without notice.
ROLLOVER
     In lieu of redeeming Units or receiving liquidation proceeds upon the termination of a Portfolio, investors who hold their units with the Sponsor may elect, by contacting their financial adviser prior to the rollover notification date indicated in Part A, to apply their proportional interest in the Securities and other assets of the Portfolio toward the purchase of units of a new Focus Series (if available). It is expected that the terms of any new portfolio, including the exchange and rollover features, will be substantially the same as those of these Portfolios.
     A rollover of your units is accomplished by the in-kind redemption of Units followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the new portfolio at their net asset value.
     The Sponsor intends to sell the distributed Securities, on behalf of the distribution agent, as quickly as practicable and then to create units of the new portfolio as quickly as possible, subject in both cases to the Sponsor's sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsor may, in its sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the new portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsor may enter into program trades, which might increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in the securities to comprise the new portfolio, those moneys may be uninvested for up to several days. For any Securities in a Portfolio that will also be in the new Portfolio, a direct sale of those securities between the two funds is now permitted pursuant to an SEC exemptive order. These sales will be effected at the securities' closing sales prices on the exchanges where they are principally traded, free of any brokerage costs.
     By participating in the rollover you may realize taxable capital gain on the rollover but may not be entitled to a deduction for capital loss recognized on the rollover and, because of the rollover procedures, you will not receive a cash distribution with which to pay those taxes. You should consult your own tax advisors in this regard. Investors who do not participate will continue to hold their Units until termination; however, depending upon the extent of participation in the rollover, the aggregate size of a Portfolio may be sharply reduced resulting in a significant increase in per Unit expenses.
     The Sponsor may, in its sole discretion and without penalty or liability to investors, decide not to sponsor a new portfolio or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.
     The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsor has received exemptive orders under
Section 11(c) which it believes permit it to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsor's position and additional regulatory approvals may be required.
                                       9
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INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME AND DISTRIBUTIONS
     The annual income per Unit, after deducting estimated annual expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in Portfolio expenses and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.
     Each Unit receives an equal share of distributions of dividend income net of expenses. Dividends received are credited to an Income Account and other receipts to a Capital Account. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of a Portfolio. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsor may collect the Deferred Sales Charge during the months stated in Part A, to keep Units more fully invested the Sponsor currently does not anticipate sales of Securities to pay the Deferred Sales Charge until after the final Deferred Sales Charge installment in each year of a Portfolio. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed following liquidation of the Fund.
REINVESTMENT
     Any income and principal distributions on Units may be reinvested by participating in a Portfolio's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Portfolio. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsor reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.
PORTFOLIO EXPENSES
     Estimated annual expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Portfolio. To the extent that expenses exceed the amount available in the Income Account, the Trustee is authorized to sell Securities and pay the excess expenses from the Capital Account. The estimated expenses do not include the brokerage commissions payable by a Portfolio in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsor and is based on a sliding scale that reduces the Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Portfolio in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Portfolio and other legal fees and expenses, Portfolio termination expenses and any governmental charges. The Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsor receives an annual fee currently estimated at $0.35 per 1,000 Units to reimburse it for the cost of providing Portfolio supervisory services to the Portfolio. While the fee may exceed its costs of providing these services to the Portfolio, the total supervision fees from all Series of Equity Investor Fund will not exceed its costs for these services to all of those Series during any calendar year. The Sponsor may also be reimbursed for its costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.
                                       10
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     All or a portion of expenses incurred in establishing the Portfolio, including the cost of the initial preparation of documents relating to the Portfolio, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Portfolio and amortized over the life of the Portfolio. Advertising and selling expenses will be paid by the Sponsor at no charge to the Portfolio. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.
TAXES
TAXATION OF THE PORTFOLIO
     Each Portfolio intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Portfolio qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Portfolio will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Portfolio will not be subject to federal income tax or the excise tax, because the Indenture requires the distribution of the Portfolio's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Portfolio's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by investors during the calendar year.
DISTRIBUTIONS
     Distributions to investors of a Portfolio's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Portfolio's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Portfolio's net capital gains will be designated as capital gain dividends and that the Portfolio's dividend income and net short-term capital gain will be taxable as ordinary income to investors.
     Distributions that are taxable as ordinary income to investors will constitute dividends for federal income tax purposes. Certain corporate investors will be eligible for the 70% dividends-received deduction to the extent that the distributions are appropriately designated by the Portfolio and are attributable to eligible dividends received by the Portfolio from domestic issuers with respect to whose Securities the Portfolio satisfies the requirements for the dividends-received deduction. The 46-day holding period for the dividends-received deduction must begin before and include each ex-dividend date and excludes the purchase date and any days during which the investor's investment is hedged. Depending upon the particular corporate investor's circumstances, additional limitations on the availability of the dividends-received deduction may be applicable. Further, legislative and regulatory proposals arise from time to time that may adversely affect the after-tax returns to investors taking advantage of the deduction. Investors are urged to consult their own tax advisers in this regard.
     Distributions of a Portfolio's net capital gain that are designed as capital gain dividends by the Portfolio will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Portfolio were to terminate in less than one year, the Portfolio would not distribute any capital gain dividends. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a regulated investment company such as the Portfolio to designate its dividends, subject to certain limitations, as 20% or 28% rate gain distributions, which individual investors may be entitled to treat as long-term capital gain in the 20% or 28% groups respectively. The Trustee will provide necessary additional information with periodic statements to investors, who should consult their tax advisers regarding these matters.
                                       11
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     An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other non-corporate taxpayers, and investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Units. Any such capital gain or loss asset is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Portfolio, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital loss is subject to limitations. Investors should consult their tax advisers regarding these matters.
     Any dividends received by a Portfolio from foreign issuers will in most cases be subject to foreign withholding taxes, which will generally be reduced, though not eliminated, by treaties between the United States and the relevant foreign country. The Portfolio will not be eligible for an election that would enable the investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Portfolio.
     The investor's basis in his Units will be equal to the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Portfolio or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount. The relevant tax reporting forms received by investors will reflect the actual amounts paid to them, net of the deferred sales charge. Accordingly, investors should not increase their basis in their Units by the deferred sales charge amount.
     Investors will be taxed in the manner described above regardless of whether distributions from a Portfolio are actually received by the investor or are reinvested pursuant to the reinvestment plan. The federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Portfolio intends to report to each investor, no later than January 31, the amount of distributions to that investor.
     The foregoing discussion summarizes only certain U.S. federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions by the Portfolio. Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.
RETIREMENT PLANS
     These Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.
     Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).
     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer
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retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under
Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyers expenses. The Taxpayer Relief Act of 1997 also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.
     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.
RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Portfolios, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. The Trustee sends each investor of record an annual report summarizing transactions in a Portfolio's accounts including amounts distributed from them during the year, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding and stating the Redemption Price per 1,000 Units at year end, and the fees and expenses paid by the Portfolio, among other matters. Portfolio accounts are audited annually by independent accountants selected by the Sponsor and audited financial statements are available from the Trustee on request. TRUST INDENTURE
     Each Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture between the Sponsor and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     An Indenture may be amended by the Sponsor and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsor). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.
     The Trustee may resign upon notice to the Sponsor. It may be removed by investors holding 51% of the Units at any time or by the Sponsor without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsor determines in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.
     If the Sponsor fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Portfolio or continue to act as Trustee without a Sponsor.
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     The Sponsor and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of the Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.
MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.
AUDITORS
     The Statements of Condition in Part A of the Prospectus were audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. They are included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.
TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.
SPONSOR
     The Sponsor is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts and as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as a member of various selling groups or as agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as broker or dealer in securities.
CODE OF ETHICS
     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any portfolio and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to Defined Asset Funds.
PUBLIC DISTRIBUTION
     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsor intends to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsor does not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.
UNDERWRITER'S AND SPONSOR'S PROFITS
     Upon sale of the Units, the Sponsor will be entitled to receive sales charges. The Sponsor also realizes a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to a Portfolio (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsor plus commissions payable by the Sponsor. In addition, the Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Portfolio which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the
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Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units and the prices at which it resells these Units (which include the sales charge) or the prices at which it redeems the Units. Cash, if any, made available by buyers of Units to the Sponsor prior to a settlement date for the purchase of Units may be used in the Sponsor's business to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.
PERFORMANCE INFORMATION
     Total returns, average annualized returns or cumulative returns for various periods of the current Portfolios may be included from time to time in advertisements, sales literature and reports to current and prospective investors. Total return shows changes in unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods for longer than a year. Figures reflect deduction of all Portfolio expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Investors should bear in mind that this represents past performance and is no assurance of the future results of any current or future Portfolio.
     Past performance of any series may not be indicative of results of future series. Portfolio performance may be compared to the performance of the DJIA, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, the S&P 500/Barra Growth Index, the average growth mutual fund or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine.
DEFINED ASSET FUNDS
     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offer an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.
     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.
     Investors may pursue investment growth to meet long-term goals such as children's education or retirement. But they are faced with decisions of selecting stock groups, choosing individual stocks, determining when to buy and sell and how to reinvest sales proceeds. Growth stocks--those whose price is expected to appreciate above average usually because of superior growth in earnings per share--can be difficult to select successfully because their prices tend to be more volatile than more established stocks and, by the time they are discovered by ordinary investors, their prices may have already increased beyond attractive levels or may be susceptible to dramatic declines if actual performance is less than anticipated.
                                       15
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SUPPLEMENTAL INFORMATION
     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Portfolios, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolios and general information about the structure and operation of the Portfolios.
                                       16
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                             Def ined
                             Asset FundsSM

SPONSOR:                           EQUITY INVESTOR FUND
Merrill Lynch,                     FOCUS SERIES
Pierce, Fenner & Smith IncorporatedHEALTH CARE PORTFOLIO 3
Defined Asset Funds                FINANCIAL PORTFOLIO 2
P.O. Box 9051
Princeton, NJ 08543-9051
(609) 282-8500                     This Prospectus does not contain all of the
TRUSTEE:                           information with respect to the investment
The Bank of New York               company set forth in its registration
P.O. Box 974                       statement and exhibits relating thereto which
Wall St. Division                  have been filed with the Securities and
New York, NY 10268-0974            Exchange Commission, Washington, D.C. under
1-800-221-7771                     the Securities Act of 1933 and the Investment
                                   Company Act of 1940, and to which reference
                                   is hereby made. Copies of filed material can
                                   be obtained from the Public Reference Section
                                   of the Commission, 450 Fifth Street, N.W.,
                                   Washington, D.C. 20549 at prescribed rates.
                                   The Commission also maintains a Web site that
                                   contains information statements and other
                                   information regarding registrants such as
                                   Defined Asset Funds that file electronically
                                   with the Commission at http://www.sec.gov.
                                   ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   exhibits relating thereto; and any
                                   information or representation not contained
                                   therein must not be relied upon as having
                                   been authorized.
                                   ------------------------------
                                   When Units of these Portfolios are no longer available or for investors who may reinvest into subsequent Focus Series, this Prospectus may be used as a preliminary prospectus for a future series, and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to qualification under the securities laws of any such State.

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